Exhibit 99.1

Lantronix Announces Creation of Advisory Board

with Bernhard Bruscha as First Member and Chair

IRVINE, Calif., Sept. 15, 2021 – Lantronix, Inc. (NASDAQ: LTRX), a global provider of secure turnkey solutions for the Internet of Things (IoT) and Remote Environment Management (REM), offering Software as a Service (SaaS), connectivity services, engineering services and intelligent hardware, today announced that it has created an Advisory Board to enhance the Company’s strategic development, acquire additional expertise of industry leaders, and enable former members of the Board or the Company’s management to continue to make significant contributions to the Company. Bernhard Bruscha, Lantronix’s current Chair of the Board, has decided to retire November 2021 and not to stand for re-election to the Company’s Board of Directors at the Company’s 2021 annual meeting of stockholders, currently scheduled for November 9, 2021 (the “Annual Meeting”). He will continue to support the Company by agreeing to serve as the Advisory Board’s first member and Chair, effective November 9, 2021.

Bruscha founded Lantronix in 1989. He has served as Chair of the Board from June 1989 to May 2002 and from May 2012 to the present, and has served as a member of the Company’s Board continuously since August 2007. Bruscha is a serial entrepreneur who started his career in the 1970s, as one of three founding partners in a computer networking software company and for more than 20 years has successfully founded, grown and sold or merged several technology and other companies.

“Bernhard’s leadership has helped shape Lantronix for over 20 years. He has been a tremendous Board member, providing extensive business and leadership experience that will no doubt continue to have a lasting impact,” said Paul Pickle, President and Chief Executive Officer. “Bernhard’s contributions to Lantronix and to the Board throughout his tenure have been invaluable. On behalf of Lantronix’s senior management and our Board, we are grateful for Bernhard’s contributions and we are excited that Bernhard will continue to provide strategic guidance and support the Company’s growth as part of our newly-formed Advisory Board.”

“I am very pleased to have been asked to serve on the Advisory Board and to continue to support strategic planning for Lantronix,” said Bruscha. “I believe the Advisory Board will help strengthen Lantronix’s ability to deliver turnkey solutions to its customers and to capitalize on the significant momentum we are carrying into this fiscal year.”

In addition, Lantronix today announced that it intends to select Dr. Heidi Nguyen as a nominee for election by stockholders at the Annual Meeting. Dr. Nguyen, as Vice President of TL Investment, GmbH, is expected to continue to represent TL Investment, GmbH as a continuing major stockholder of Lantronix. Dr. Nguyen is Mr. Bruscha’s spouse.

Dr. Nguyen is an Associate Faculty and Subject Matter Expert at Malcolm Baldrige School of Business Graduate, Post University, Minnesota, a position she has held since 2013. Dr. Nguyen has served as Vice President of TL Investment, GmbH since 2013 and as director since 2005. She was previously an Associate Professor and Subject Matter Expert at ESB Business School Reutlingen University in Reutlingen, Germany from May 2013 to July 2017. Dr. Nguyen holds a Ph.D. from Capella University, Minnesota, an M.B.A. in Finance from California Polytechnic University, Pomona, and a B.S. in Accounting from California State University, Los Angeles.

Dr. Nguyen, a Vietnamese native who came to the U.S. in 1989 as a refugee, is also an active member of the TL International Foundation, which provides scholarships for university students from Vietnam to study in Germany as part of its several charitable activities.

About Lantronix

Lantronix Inc. is a global provider of secure turnkey solutions for the Internet of Things (IoT) and Remote Environment Management (REM), offering Software as a Service (SaaS), connectivity services, engineering services and intelligent hardware.

Lantronix enables its customers to accelerate time to market and increase operational uptime and efficiency by providing reliable, secure and connected Intelligent Edge IoT and Remote Management Gateway solutions.

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Lantronix’s products and services dramatically simplify the creation, development, deployment and management of IoT and IT projects across Robotics, Automotive, Wearables, Video Conferencing, Industrial, Medical, Logistics, Smart Cities, Security, Retail, Branch Office, Server Room, and Datacenter applications.

Lantronix is headquartered in Irvine, California. For more information, visit www.lantronix.com.

Learn more at the Lantronix blog, www.lantronix.com/blog, featuring industry discussion and updates. To follow Lantronix on Twitter, please visit www.twitter.com/Lantronix. View our video library on YouTube at www.youtube.com/user/LantronixInc or connect with us on LinkedIn at www.linkedin.com/company/lantronix.

Forward-Looking Statements

This news release contains forward-looking statements, including statements concerning the benefits expected to be achieved as a result of the formation of an Advisory Board and the selection of a new director nominee for election at the Annual Meeting. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. We have based our forward-looking statements on our current expectations and projections about trends affecting our business and industry and other future events. Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. Forward-looking statements are subject to substantial risks and uncertainties that could cause our results or experiences, or future business, financial condition, results of operations or performance, to differ materially from our historical results or those expressed or implied in any forward-looking statement contained in this news release. Factors which could have a material adverse effect on our operations and future prospects or which could cause actual results to differ materially from our expectations include, but are not limited to: the impact of the COVID-19 pandemic, including the emergence of new more contagious and/or vaccine-resistant strains of the virus and the impact of vaccination efforts, including the efficacy and public acceptance of vaccinations, on our business, employees, supply and distribution chains and the global economy; the effects of negative or worsening regional and worldwide economic conditions or market instability on our business, including effects on purchasing decisions by our customers; our ability to continue to generate revenue from products sold into mature markets; our ability to develop, market, and sell new products; our ability to succeed with our new software offerings; fluctuations in our revenue due to the project-based timing of orders from certain customers; unpredictable timing of our revenues due to the lengthy sales cycle for our products and services and potential delays in customer completion of projects; our ability to accurately forecast future demand for our products; delays in qualifying revisions of existing products; constraints or delays in the supply of, or quality control issues with, certain materials or components; difficulties associated with the delivery, quality or cost of our products from our contract manufacturers or suppliers; risks related to the outsourcing of manufacturing and international operations; difficulties associated with our distributors or resellers; intense competition in our industry and resultant downward price pressure; rises in inventory levels and inventory obsolescence; undetected software or hardware errors or defects in our products; cybersecurity risks; our ability to obtain appropriate industry certifications or approvals from governmental regulatory bodies; changes in applicable U.S. and foreign government laws, regulations, and tariffs; our ability to successfully implement our acquisitions strategy or integrate acquired companies; uncertainty as to the future profitability of acquired businesses, and delays in the realization of, or the failure to realize, any accretion from acquisition transactions; acquiring, managing and integrating new operations, businesses or assets, and the associated diversion of management attention or other related costs or difficulties; our ability to protect patents and other proprietary rights and avoid infringement of others’ proprietary technology rights; the level of our indebtedness, our ability to service our indebtedness and the restrictions in our debt agreements; our ability to attract and retain qualified management; and any additional factors included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2021, filed with the Securities and Exchange Commission (the “SEC”) on August 27, 2021, including in the section entitled “Risk Factors” in Item 1A of Part I of such report, and in our other public filings with the SEC. In addition, actual results may differ as a result of additional risks and uncertainties of which we are currently unaware or which we do not currently view as material to our business. For these reasons, investors are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements we make speak only as of the date on which they are made. We expressly disclaim any intent or obligation to update any forward-looking statements after the date hereof to conform such statements to actual results or to changes in our opinions or expectations, except as required by applicable law or the rules of the Nasdaq Stock Market LLC. If we do update or correct any forward-looking statements, investors should not conclude that we will make additional updates or corrections.

Lantronix Investor Relations Contact:

Jeremy Whitaker

Chief Financial Officer

investors@lantronix.com

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